UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: October 5, 2005
(Date of earliest event reported): September 29, 2005
Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)
Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)
214-631-1166

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Contract of Sale
First Amendment to Contract of Sale
Press Release

Item 1.01 Entry into a Material Definitive Agreement
     On September 29, 2005, Silverleaf Resorts, Inc. sold undeveloped land located in Luzerne County, Pennsylvania for a purchase price of approximately $6.9 million, which resulted in a gain of approximately $3.6 million. On June 8, 2005, the Company entered into Contract of Sale (the “Agreement”) with Crystal Ridge, L.L.P., a New Jersey limited liability partnership, for the sale of the property. The closing of the Agreement was completed on September 29, 2005 following the expiration of an inspection period during which the purchaser was not contractually bound to close and completion of other customary closing conditions. The proceeds of the Company’s sale of the property were used to reduce senior debt in accordance with the requirements of the indentures related to its senior subordinated notes.
Item 2.01 Completion of Acquisition or Disposition of Assets
     As described in Item 1.01 above, the Registrant disposed of certain undeveloped land in Pennsylvania on September 29, 2005. The response to Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.01.
Item 8.01 Other Events
     On September 30, 2005, the Company issued a press release announcing the sale of the undeveloped land in Pennsylvania. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Index No.	Description of Exhibit
10.1	Contract of Sale dated June 8, 2005 between the Company and Crystal Ridge, L.L.P., a New Jersey limited liability partnership.
10.2	First Amendment to Contract of Sale dated June 8, 2005 between the Company and Crystal Ridge, L.L.P., a New Jersey limited liability partnership.
99.1	Press Release dated September 30, 2005 announcing sale of property.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: October 5, 2005	SILVERLEAF RESORTS, INC.

	By:	/S/ HARRY J. WHITE, JR.

	Name:	Harry J. White, Jr.
	Title:	Chief Financial Officer

Exhibit Index

Index No.	Description of Exhibit
10.1	Contract of Sale dated June 8, 2005 between the Company and Crystal Ridge, L.L.P., a New Jersey limited liability partnership.
10.2	First Amendment to Contract of Sale dated June 8, 2005 between the Company and Crystal Ridge, L.L.P., a New Jersey limited liability partnership.
99.1	Press Release dated September 30, 2005 announcing sale of property.